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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 17, 2003
                                                          --------------


                                PULTE HOMES, INC
             (Exact name of registrant as specified in its Chapter)


         Michigan                      1-9804                    38-2766606
----------------------------  --------------------------   ---------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



    100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
    -------------------------------------------------------------------------
    (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (248) 647-2750
                                                           --------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

         On March 17, 2003, Pulte Homes, Inc. issued the press release attached hereto as Exhibit 99.1 announcing its election to expense stock options in financial statements effective January 1, 2003. The release also discussed several enhancements to Pulte's corporate governance policies.

ITEM 7.    EXHIBITS

           Exhibit 99.1: Press release dated March 17, 2003 announcing Pulte's election to expense stock options and new corporate governance policies.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PULTE HOMES, INC.


Date:
March 17, 2003                   By:    /s/ John R. Stoller
                                      -----------------------------------------
                                        Name:  John R. Stoller
                                        Title: Senior Vice President, General
                                               Counsel and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT NO.        DESCRIPTION


Exhibit 99.1: Press release dated March 17, 2003 announcing Pulte's election to expense stock options and new corporate governance policies.